INVESCO LIMITED TERM MUNICIPAL INCOME FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2016
FILE NUMBER :       811-7890
SERIES NO.:         1

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                      $ 22,418
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class A2                     $  2,215
                               Class C                      $  2,277
                               Class Y                      $ 10,982
                               Class R5                     $    410

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                      $ 0.2510
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class A2                     $ 0.2799
                               Class C                      $ 0.1643
                               Class Y                      $ 0.2798
                               Class R5                     $ 0.2847

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                       102,265
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class A2                        8,054
                               Class C                        22,883
                               Class Y                        58,336
                               Class R5                        1,390

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                      $  11.57
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class A2                     $  11.58
                               Class C                      $  11.56
                               Class Y                      $  11.56
                               Class R5                     $  11.57

INVESCO TAX-EXEMPT CASH FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2016
FILE NUMBER :       811-7890
SERIES NO.:         3

72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                              Class A                          $    40
                            2 Dividends for a second class of open-end company shares (000's Omitted)
                              Class Y                          $    13
                              Investor Class                   $     8

73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                          $0.0001
                            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                              Class Y                          $0.0001
                              Investor Class                   $0.0001

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                           38,231
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class Y                           10,061
                              Investor Class                     7,454

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                          $  1.00
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class Y                          $  1.00
                              Investor Class                   $  1.00

INVESCO HIGH YIELD MUNICIPAL FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2016
FILE NUMBER :       811-7890
SERIES NO.:         5

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                     $ 236,360
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                     $   3,420
                               Class C                     $  50,737
                               Class Y                     $  73,224
                               Class R5                    $     140

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                     $  0.4980
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                     $  0.5003
                               Class C                     $  0.4273
                               Class Y                     $  0.5239
                               Class R5                    $  0.5230

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                       478,830
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                         5,995
                               Class C                       117,370
                               Class Y                       154,095
                               Class R5                          260

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                     $   10.11
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                     $   10.15
                               Class C                     $   10.07
                               Class Y                     $   10.12
                               Class R5                    $   10.11

INVESCO INTERMEDIATE TERM MUNICIPAL INCOME FUND                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2016
FILE NUMBER :       811-7890
SERIES NO.:         10

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                     $14,850
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                     $   137
                               Class C                     $ 3,588
                               Class Y                     $ 5,444

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                     $0.2977
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                     $0.3037
                               Class C                     $0.2191
                               Class Y                     $0.3253

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                      57,445
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                         405
                               Class C                      18,205
                               Class Y                      18,862

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                     $ 11.29
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                     $ 11.52
                               Class C                     $ 11.26
                               Class Y                     $ 11.28

INVESCO MUNICIPAL INCOME FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   2/29/2016
FILE NUMBER :        811-7890
SERIES NO.:          11

72DD.                        1  Total income dividends for which record date passed during the period. (000's Omitted)
                                Class A                          $ 70,768
                             2  Dividends for a second class of open-end company shares (000's Omitted)
                                Class B                          $    383
                                Class C                          $  4,385
                                Class Y                          $ 18,917
                                Investor Class                   $  5,000

73A.                            Payments per share outstanding during the entire current period: (form nnn.nnnn)
                             1  Dividends from net investment income
                                Class A                          $ 0.5757
                             2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                                Class B                          $ 0.4726
                                Class C                          $ 0.4714
                                Class Y                          $ 0.6097
                                Investor Class                   $ 0.5919

74U.                         1  Number of shares outstanding (000's Omitted)
                                Class A                           128,899
                             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                               703
                                Class C                            11,492
                                Class Y                            32,840
                                Investor Class                      8,364

74V.                         1  Net asset value per share (to nearest cent)
                                Class A                          $  13.70
                             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                          $  13.67
                                Class C                          $  13.64
                                Class Y                          $  13.70
                                Investor Class                   $  13.71

INVESCO NEW YORK TAX FREE INCOME FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2016
FILE NUMBER :       811-7890
SERIES NO.:         12

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                     $ 4,661
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                     $    69
                               Class C                     $   688
                               Class Y                     $   345

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                     $0.5920
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                     $0.5931
                               Class C                     $0.4724
                               Class Y                     $0.6312

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                       8,290
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                         109
                               Class C                       1,616
                               Class Y                         696

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                     $ 16.00
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                     $ 16.04
                               Class C                     $ 15.99
                               Class Y                     $ 15.99